Aflac Incorporated 2014 10-K
EXHIBIT 10.49

AMENDMENT TO EMPLOYMENT AGREEMENT
BETWEEN ERIC KIRSCH AND
AMERICAN FAMILY LIFE ASSURANCE COMPANY OF COLUMBUS

THIS AMENDMENT (“Amendment”) is entered into as of the 31st day of December 2014, by and between American Family Life Assurance Company of Columbus, a Nebraska corporation (hereinafter referred to as "Corporation") and Eric Kirsch (hereinafter referred to as "Employee").

W I T N E S S E T H THAT

WHEREAS, Corporation and Employee entered into an Employment Agreement dated November 1, 2011 which was amended by amendments dated December 10, 2012 and January 1, 2014 (such agreement as so amended being referred to as the “Employment Agreement”); and

WHEREAS, Corporation and Employee wish to amend the Employment Agreement, by increasing Employee’s base salary effective as of January 1, 2015.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth and contained herein, Corporation and Employee agree that the Employment Agreement shall be modified as follows:

1.Exhibit A of this Agreement shall be fully amended, restated, superseded and replaced in its entirety with the form of Exhibit A attached hereto and made a part hereof.

2.This Amendment may be executed in counterparts and exchanged by facsimile or electronically scanned copy. Each such counterpart shall be deemed to be an original and all such counterparts together shall constitute one and the same instrument.

3.Except as expressly amended by this Amendment, the Employment Agreement shall remain in full force and effect in accordance with its terms and continue to bind the parties.

4.The Amendment as it relates to Base Salary shall be effective as of January 1, 2015.

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IN WITNESS WHEREOF, Corporation has hereunto caused its duly authorized executive to execute this Amendment on behalf of Corporation, and Employee has hereunto set his hand, all being done in duplicate originals, with one original being delivered to each party, as of the 31st day of December, 2014.

Employee		American Family Life Assurance Company of Columbus (Aflac)
/s/ Eric Kirsch	By:	/s/ Daniel P. Amos
Eric Kirsch		Daniel P. Amos Chairman and Chief Executive Officer

	Attest:	/s/ J. Matthew Loudermilk
J. Matthew Loudermilk VP, Corporate Secretary

EXHIBIT A TO EMPLOYMENT AGREEMENT

SCHEDULE OF COMPENSATION

Base salary at an annual rate of $593,800.00